UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 13, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



   North Carolina                   1-13408                     56-1362926
  (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction                                             Identification No.)
 of Incorporation)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, Including Area Code          (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  Regulation FD Disclosure

On June 13, 2007, Digital Recorders, Inc. announced that its Digital Recorders division, based in Durham, N.C., has received an order for Digital Recorders(R) transit communications products valued at more than $400,000 from Athens Transit, also known as "The Bus," in Georgia.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.     ITEM 9.01.  Financial Statements and Exhibits

(a)  Exhibits.
     99.1   Press release dated June 13, 2007.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL RECORDERS, INC.

Date: June 13, 2007                 By: /s/ STEPHEN P. SLAY
                                        ----------------------------------------
                                        Stephen P. Slay
                                        Vice President, Chief Financial Officer,
                                        Secretary, and Treasurer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated June 13, 2007.